UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 31, 2006

                                  DEZ, INC.
              ------------------------------------------------
               (Name of Small Business Issuer in its Charter)

             Nevada                  000-52171                20-5220693
---------------------------    ------------------------    ------------------
   (State of Incorporation)    (Commission File Number)     (IRS Employer
                                                          Identification No.)

             3415 Ocatillo Mesa Way, North Las Vegas, NV  89031
      ----------------------------------------------------------------
        (Address of principal executive officers, including Zip Code)

                               (702) 277-7366
                    -------------------------------------
                         (Issuer's Telephone Number)


                                Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 31, 2006, Tropical PC, Inc. ("TPC"), a Nevada corporation and DEZ, Inc., ("DEZ") a Nevada corporation entered into an Acquisition Agreement and Plan of Merger (the "Merger Agreement") whereby TPC has acquired all the outstanding shares of common stock of DEZ from its sole stockholder in an exchange for $5,000 cash in a transaction where TPC is the successor corporation. The Merger was approved by the unanimous consent of the Board of Directors of TPC on October 30, 2006.

Pursuant to Rule 12g-3(g) of the General Rules and Regulations of the Securities and Exchange Commission, TPC is the successor issuer to DEZ for reporting purposes under the Securities Exchange Act of 1934, as amended (the "Act"). The purpose of this transaction was for TPC to succeed to the registration status of DEZ under the Exchange Act pursuant to Rule 12g-3. DEZ, a reporting company was not engaged in any business. DEZ was incorporated for the purpose of becoming a fully reporting company and subsequently finding a merger candidate.

A copy of the Merger Agreement and Certificate of Merger are filed as exhibits to this Current Report and are incorporated in its entirety herein.
(See Exhibit 2.1 entitled "Acquisition Agreement and Plan of Merger.")

REGISTRANT'S BUSINESS
---------------------

DEZ, Inc. was incorporated under the laws of the State of Nevada on June
29, 2006. The Company was formed as a blank check company for the purpose of seeking to complete a merger or business acquisition transaction. The Company has been in the developmental stage since inception and has conducted virtually no business operations other than organizational activities. The Company has no full-time employees and owns no real estate or personal property.

TROPICAL PC, INC.'S BUSINESS
------------------------------------------------------

Tropical PC, Inc. ("TPC") was incorporated in Nevada on September 22, 2004. TPC provides a pest control management for residential and commercial properties.

Pest control workers treat residential and commercial properties with chemicals and mechanical traps to get rid of rodents, insects, and other common pests. They make periodic visits to their clients' properties to make sure they remain pest-free. They may also control diseases and pests that attack lawns, shrubs, and other outdoor vegetation.

Pest Control Business
---------------------

The majority of pest control workers are employed as exterminators or pest control technicians. These workers travel to homes, restaurants, hotels, food stores, warehouses and other places where pests are likely to live and breed. Before starting on their route, they load their truck with pesticides, sprayers, and other necessary equipment and obtain route slips from company offices showing the customers' names and address, services to be performed, and inspection comments. Once at the residence to be serviced, they first inspect the premises for rodent droppings, physical damage from insects and other signs of infestation. They then apply chemical sprays for flies, roaches, beetles, silverfish, and other household insects in cracks in floors and walls, under sinks, and in other place that provide shelter for these pests, Mechanical traps are set for rodents, and poisonous bait is left form them in areas where it will not contaminate food supplies or endanger children.

Sometimes the pest infestation in a house requires the pest control worker to resort to fogging, which involves using a vapor that contains a very small amount of pesticide. This fog penetrates the different places where pests hide. Before fogging, the homeowners must leave for a short while, taking any pets with them. The pest control worker then begins to spray an amount of pesticide which is fine enough not to leave deposits on fabrics or flat surfaces. He or she wears a mask or respirator, as well as other protective clothing during the procedure. Starting in the rear of the house, the worker makes his or her way to the front, then exits through the front door. After a certain amount of time, the residents can safely return. Spray or release chemical solutions or toxic gases and set traps to kill pests and vermin, such as mice, termites, and roaches, that infest buildings and surrounding areas.

Industry
--------

The U.S. pest control industry is divided into product manufacturers and service providers. Pest control as an industry is a fairly recent development. In earlier times, fumigators were often brought into houses where someone had suffered a highly contagious disease, such as smallpox. The most common method of banishing germs was to burn a large amount of some antiseptic, but highly corrosive, substance such as sulfur. However, this practice was dangerous to humans and often damaged furniture and household goods.
Chemical research in the twentieth century has made possible the use of a variety of substances that are toxic to pests but not harmful to people, pets, or household furnishings, so long as they are used in the proper quantities. The use of specially-trained pest control technicians arose from this need for precision and knowledge in the application of treatments, and today, the pest control industry does more than $2 billion a year in business, according to the U.S. Department of Labor.

Pest control operators have benefited from new housing, increasing rate of homeownership, and increased interest in home remodeling. In addition, the effects of the concern over West Nile virus and Lyme disease have increased demand for professional treatment of residential problems with mosquitoes and ticks. Furthermore, operators have had newfound success in convincing many homeowners to pre-treat for termites and ants, creating a new and, some say, more reliable source of income.

This industry comprises establishments primarily engaged in exterminating and controlling birds, mosquitoes, rodents, termites, and other insects and pests (except for crop production and forestry production).
Establishments providing fumigation services are included in this industry.


Marketing Strategies
--------------------

Prospective customers and marketing targets include new and pre-owned homebuyers. The plan is to advertise in the local penny-saver newspapers in the Las Vegas area. Value pack advertising and flyer runs on new home developments are ways in which we intend to target specific areas. Due to the Company's management experience in the pest control field, management believes they have already developed a network of contacts and customers by word-of-mouth.


Competition
-----------

The Company will be competing against more established pest control companies. This additional competition may adversely effect the Company sales or capacity to retain or increase clientele or business. There are no assurances the Company will be able to successfully compete against these other competitors based on these factors. In order to compete with these other pest control companies, management plans to offer above average customer service, attention, and cost effectiveness to its customers.

Employees
---------

The Company currently has one employee, who also serves as the officer and director of the Company. Until the Company can demonstrate profitability on a consistent basis, the Company does not plan on adding any new full time employees.

RISK FACTORS
------------

(a)  LIMITED OPERATING HISTORY

The Company has a limited operating history and must be considered to be a developmental stage company. Prospective investors should be aware of the difficulties encountered by such new enterprises, as the Company faces all of the risks inherent in any new business and especially with a developmental stage company. These risks include, but are not limited to, competition, the absence of an operating history, the need for additional working capital, and the possible inability to adapt to various economic changes inherent in a market economy. The likelihood of success of the Company must be considered in light of these problems, expenses that are frequently incurred in the operation of a new business and the competitive environment in which the Company will be operating.

(b)  ANTICIPATED LOSSES FOR THE FORESEEABLE FUTURE

The Company has prepared audited financial statements from inception for year end of December 31, 2004 and year end of December 31, 2005. Its ability to continue to operate as a going concern is fully dependent upon the Company obtaining sufficient financing to continue its development and operational activities. The ability to achieve profitable operations is in direct correlation to the Company's ability to raise sufficient financing. It is important to note that even if the appropriate financing is received, there is no guarantee that the Company will ever be able to operate profitably or derive any significant revenues from its operation. The Company could be required to raise additional financing to fully implement its entire business plan.

It is also important to note that the Company anticipates that it will incur losses and negative cash flow over the next twelve (12) months. There is no guarantee that the Company will ever operate profitably or even receive positive cash flows from full operations.

(c)  COMPETITION

TPC faces intense competition from larger and better-established companies. Management expects the competition to intensify in the future. Pressures created by TPC competitors could negatively impact its business, results of operations and financial condition.

Some of TPC's potential competitors have longer operating histories, larger customer bases, greater brand recognition and significantly greater financial, marketing, technical and other resources. In addition, TPC'S competitors may acquire or be acquired by, receive investments from or enter into other commercial relationships with larger, well-established and well-financed competitors. Therefore, some of TPC's competitors with other revenue sources may be able to devote greater resources to research to identify improved coating processes. Increased competition may result in reduced operating margins, loss of market share and diminished value in the TPC brand. There can be no assurance that the Company will be able to compete successfully against current and future competitors.

New technologies in pest control management may increase competitive pressures on the Company by enabling its competitors to offer products at a lower cost. Any and all of these events could have a material adverse effect on our business, results of operations and financial condition.

(d)  POSSIBLE INABILITY TO FIND SUITABLE EMPLOYEES.

The Company currently relies heavily upon the services and expertise of its sole officer and director. In order to implement the business plan of the Company, management recognizes that additional staff will be required. No assurances can be given that TPC will be able to find suitable staff that can support the above needs of the Company or that these employees can be hired on terms favorable to the Company.

(e) RISKS ASSOCIATED WITH ACQUISITIONS MAY NOT BENEFIT THE COMPANY AND DILUTE THE VALUE OF THE COMPANY'S SHARES.

If appropriate opportunities present themselves, TPC would acquire businesses, technologies, or service(s) that the Company believes are strategic and would help it build its operations and/or future customer base.

The Company currently has no understandings, commitments or agreements with respect to any other material acquisition and no other material acquisition is currently being pursued. There can be no assurance that the Company will be able to identify, negotiate or finance future acquisitions successfully, or to integrate such acquisitions with its current business. The process of integrating an acquired business, technology, service or product(s) into the Company may result in unforeseen operating difficulties and expenditures and may absorb significant management attention that would otherwise be available for ongoing development of the Company's business. Further, there can be no assurance that the anticipated benefits of any acquisition will be realized.

Future acquisitions could result in potentially dilutive issuances of equity securities, the incurrence of debt, contingent liabilities and/or amortization expenses related to goodwill and other intangible assets, which could materially adversely affect the Company's business, results of operations and financial condition. Any future acquisitions of other businesses, technologies, services or product(s) might require the Company to obtain additional equity or debt financing, which might not be available on terms favorable to the Company, or at all, and such financing, if available, might be dilutive.

(f)   LOW-PRICED STOCKS MAY AFFECT THE RESELL OF THE COMPANY'S SHARES.

Penny Stock Regulation Broker-dealer practices in connection with transactions in "Penny Stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risk associated with the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules generally require that prior to a transaction in a penny stock; the broker-dealer must make a written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. When the Registration Statement becomes effective and the Company's securities become registered, the stock will likely have a trading price of less than $5.00 per share and will not be traded on any exchanges. Therefore, the Company's stock is initially selling at $0.01 per share they will become subject to the penny stock rules and investors may find it more difficult to sell their securities, should they desire to do so.


PROPERTIES

The Company's corporate headquarters are located at: 1107 E. Desert Inn Road, #5, Las Vegas, NV 89109. The facilities are provided to TPC at no cost by the sole officer of TPC.


CURRENT DIRECTORS

The names, ages and positions of the Company's director and executive officer are as follows:

Name              Age                Position
-------------     ---                --------------------------
Jorge Moreno      42                 Chairman, President, CEO
----------------------------------------------------------------

Jorge Moreno:  President & CEO, Chairman of the Board
-----------------------------------------------------

From 1985- 1994, Jorge Moreno worked as a Waiter for the Princess Cruises, along the Pacific Ocean from California to Acapulco, Mexico. Upon leaving the Princess Cruises he worked in East Los Angeles, California at the Esco Institute in various handyman duties, until 2000. From 2000 to 2002 he worked with the Nevada Department of Agriculture, as a ground license maintenance operator. From 2002 until present, he was been working as an independent contractor for his brother's Pest Control Company. His job duties include the extermination of pest in both residential and commercial establishments.

Jorge Moreno attended the Bachillerato College in Acapulco, Mexico. He later attended the University of Guerrero, in Acapulco, Mexico, where he obtained a Bachelor's Degree in Business Administration in 1985.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

As a result of our the Company's current limited available cash, no officer or director received annual compensation during the fiscal year ended December
31, 2005.   TPC intends to pay salaries when cash flow permits.



SUMMARY COMPENSATION TABLES
                         ------------------------------------------------------
                                        Annual Compensation
                         ------------------------------------------------------
     Name and                                          Other Annual
Principal Position  Year    Salary ($)     Bonus ($)   Compensation ($)
-------------------------------------------------------------------------------
For DEZ, Inc.:

Doreen Zimmerman
    Former CEO     2005        -0-          -0-           -0-

For TROPICAL PC, Inc.:

Jorge Moreno
    Chairman       2006        -0-          -0-           -0-
    President/CEO  2005        -0-          -0-           -0-
                   2004        -0-          -0-           -0-

-------------------------------------------------------------------------------

Long Term Compensation Table


                       --------------------------------------------------------
                                        Long Term Compensation
                       --------------------------------------------------------
                                    Awards             Payouts
                       --------------------------------------------------------
                        Restricted Stock Securities      LTIP      All Other
Name and Principal      Award(s)($) Underlying Options/  Payouts
Compensation
     Position     Year              SARs(#)               ($)       ($)
------------------------------------------------------------------------------
For DEZ, Inc.:

Doreen Zimmerman
    Former CEO     2005    -0-           -0-                -0-      -0-

For TROPICAL PC, Inc.

Jorge Moreno
    Chairman       2006    -0-           -0-                -0-      -0-
    President/CEO  2005    -0-           -0-                -0-      -0-
                   2004    -0-           -0-                -0-      -0-

------------------------------------------------------------------------------


The Company currently does not have employment agreements with its executive officers/directors. The officers will not be compensated for services previously provided. They will receive no accrued remuneration.

Compensation of Directors
-------------------------

No director receives any fee, salary or commission for service as a director. In addition, no such arrangement is contemplated for the foreseeable future.


MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

Market Information

TPC Common Stock, $0.001 par value, is not traded on any market medium. DEZ, Inc., $0.001 par value, is not traded on any market medium.

DESCRIPTION OF DEZ SECURITIES

In accordance with its certificate of incorporation, DEZ, Inc. is authorized to issue up to 75,000,000 shares of Common Stock, par value $0.001 per share. As of December 31, 2005, there were 400,000 shares of Common Stock issued and outstanding. There is no Preferred Stock authorized. These shares will be cancelled upon merger with TPC.


TROPICAL PC, INC. COMMON STOCK

On September 22, 2004, the Company issued 3,000,000 shares of its $0.001 par value common stock for $3,000 cash. These shares were subsequently split forward 2 for one.

On November 30, 2004, the Company received a Public Offering "Note of Requirement to File Final Sales Report" for its offering from the Secretary of State, Securities Division, State of Nevada..

On December 30, 2004, the Company completed a public offering of shares of common stock of the Company pursuant to Regulation D, Rule 504 of the Securities Act of 1933, as amended, whereby it sold 2,100,000 (post-split) shares of the Common Stock of the Company for cash of $10,500 to approximately 39 unaffiliated shareholders of record.

There have been no other issuance of TPC stock.

As of October 31, 2006, the Company has 8,100,000 shares of common stock issued and outstanding held by approximately 40 shareholders of record, this includes the restricted shares held by the Company's founder, who is also and officer and director of the Company.

(1)  Description of Rights and Liabilities of Common Stockholders

i. Dividend Rights - The holders of outstanding shares of common stock are entitled to receive dividends out of assets legally available therefore at such times and in such amounts as the Board of Directors of the Company may from time to time determine. The board of directors of the Company will review its dividend policy from time to time to determine the desirability and feasibility of paying dividends after giving consideration to the Company's earnings, financial condition, capital requirements and such other factors as the board may deem relevant.

ii. Voting Rights - Each holder of the Company's common stock are entitled to one vote for each share held of record on all matters submitted to the vote of stockholders, including the election of directors. All voting is noncumulative, which means that the holder of fifty percent (50%) of the shares voting for the election of the directors can elect all the directors. The board of directors may issue shares for consideration of previously authorized but unissued common stock without future stockholder action.

iii. Liquidation Rights - Upon liquidation, the holders of the common stock are entitled to receive pro rata all of the assets of the Company available for distribution to such holders.

iv. Preemptive Rights - Holders of common stock are not entitled to preemptive rights.

v. Conversion Rights - No shares of common stock are currently subject to outstanding options, warrants, or other convertible securities.

vi.    Redemption Rights - no such rights exist for shares of common stock.

vii.   Sinking Fund Provisions - No sinking fund provisions exist.

viii. Further Liability For Calls - No shares of common stock are subject to further call or assessment by the issuer. The Company has not issued stock options as of the date of this registration statement.

(2)  Potential Liabilities of Common Stockholders to State and Local
Authorities

No material potential liabilities are anticipated to be imposed on stock-holders under state statutes. Certain Nevada regulations, however, require regulation of beneficial owners of more than 5% of the voting securities. Stockholders that fall into this category, therefore, may be subject to fines in circumstances where non-compliance with these regulations are established.

Item 5.01 Changes in Control of Registrant

On October 31, 2006, Doreen Zimmerman resigned as the sole officer and director of the Registrant and TPC's director became the Director of the Registrant. No agreements exist to the knowledge of the Registrant among the former or present controlling stockholder of the Registrant and their associates with respect to the election of the Registrant's directors or any other matter that might result in a change of control of the Registrant.

(a) Pursuant to Rule 12g-3(g) of the General Rules and Regulations of the Securities and Exchange Commission, TPC is the successor issuer to DEZ for reporting purposes under the Securities Exchange Act of 1934, as amended (the "Act"). The purpose of this transaction was for TPC to succeed to the registration status of DEZ under the Exchange Act pursuant to Rule 12g-3. DEZ, a reporting company was not engaged in any business. It was incorporated for the purpose of becoming a fully reporting company and subsequently finding a merger candidate. TPC, Inc. directors and officers became the directors and officers of the Surviving Corporation. The sole director and officer of DEZ resigned. Pursuant to the Acquisition Agreement and Plan of Merger the Articles and By-laws of DEZ become the Articles and By-Laws of the Surviving Corporation.

(b) The following table sets forth information concerning stock ownership as of October 31, 2006 for (i) each director, (ii) each executive officer, (iii) the directors and officers of the Company as a group, (iv) and each person known by the Company to own beneficially more than five percent (5%) of the Common Stock of the Company. Unless otherwise indicated, the owners have sole voting and investment power with respect to their respective shares.

                                                      Amount
Title   Name and Address                             of shares      Percent
of      of Beneficial                                held by          of
Class   Owner of Shares               Position        Owner          Class(1)
----------------------------------------------------------------------------
Common   Jorge Moreno(2)              Director/Pres. 6,000,000       74.1%

---------------------------------------------------------------------------
All Executive Officers, Directors
as a Group  (1 persons)                              6,000,000       74.1%%

(1) The percentages listed in the Percent of Class column are based upon 8,100,000 issued and outstanding shares of Common Stock and of October 31, 2006.
(2)  Jorge Moreno, 1107 E. Desert Inn Road, #5, Las Vegas, NV  89109.



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 31, 2006, DEZ accepted the resignation of Doreen Zimmerman as Officer and Director and Jorge Moreno became the sole Director of the Registrant.


Item 8.01  Other Events

Based on the acquisition of TROPICAL PC, Inc., the Registrant has moved its headquarters from 3415 Ocatillo Mesa Way, North Las Vegas, NV 89031 to 1107
E. Desert Inn Road, #5, Las Vegas, NV  89109.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of business acquired.

The required financial statements of TPC for the periods specified in Rule 3-05(b) of Regulation S-X are included herein. This Current Report provides hereto as Exhibits 99.1 the audited consolidated financial statements of TPC for the period ending December 31, 2004 and December 31, 2005; and hereto as
Exhibit 99.2 as the reviewed consolidated financial statements of TPC for the period from September 22, 2004 (inception) to September 30, 2006.

(b)      Pro Forma Financial Information.

The required Pro Forma financial statements of TPC for are included herein. This Current Report provides exhibit 99.3 and the unaudited pro forma consolidated financial information of the DEZ, Inc. and TPC of Henderson, Inc.

(c)      Exhibits:

         2.1* Acquisition Agreement and Plan of Merger, by and between DEZ, Inc. and TROPICAL PC, Inc., dated October 31, 2006.

        99.1* Audited Financials for TROPICAL PC, Inc., through December 31, 2004 and December 31, 2005.

        99.2* Reviewed Financials for TROPICAL PC, Inc., through September 30, 2006.

        99.3* Unaudited Pro Forma Consolidated Financial Information of the DEZ, Inc. and TROPICAL PC, Inc.


---------------------
*This filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TROPICAL PC, Inc.
                                    (formerly DEZ, Inc.)
                           -------------------------------------------
                                         Registrant

                                By: /s/ Jorge Moreno
                                ------------------------------------
                                 Name:  Jorge Moreno
                                 Title: Tropical PC President


                                By: /s/ Doreen Zimmerman
                                ------------------------------------
                                 Name:  Doreen Zimmerman
                                 Title: DEZ President



Dated:  October 31, 2006







                                  Exhibit Index

(c)      Exhibits:

         2.1* Acquisition Agreement and Plan of Merger, by and between DEZ, Inc. and TROPICAL PC, Inc., dated October 31, 2006.

        99.1* Audited Financials for TROPICAL PC, Inc., through December 31, 2004 and December 31, 2005.

        99.2* Reviewed Financials for TROPICAL PC, Inc., through September 30, 2006.

        99.3* Unaudited Pro Forma Consolidated Financial Information of the DEZ, Inc. and TROPICAL PC, Inc.
---------------------
*This filing.